Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of TILT Holdings Inc. (the “Company”) on Form 10-K for the period ended December 31, 2024, as filed with the Securities and Exchange Commission (“SEC”) on the date hereof (the “Report”), each of Tim Conder, Chief Executive Officer of the Company, and Brad Hoch, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 10, 2025	/s/ Tim Conder
Tim Conder
Chief Executive Officer (Principal Executive Officer)

Date: April 10, 2025	/s/ Brad Hoch
Brad Hoch
Interim Chief Financial Officer (Principal Financial Officer)